EXHIBIT 99

J.B. Poindexter & Co., Inc. Financial Update Presentation June 2003 This presentation has been prepared by the management of J.B. POINDEXTER & CO., INC. and is based on or derived from information generally available to the public. No representation is made that it is accurate and complete. This presentation was made on the date hereof and J.B. POINDEXTER & CO., INC. does not assume any obligation to advise you of any material developments or to update the presentation to reflect such developments. This presentation has been prepared solely for information purposes and is not a solicitation or an offer to buy or sell any security or instrument.

Overview J.B. Poindexter & Co., Inc. is a holding company that owns and operates manufacturing companies engaged in the production of truck and van bodies, pickup truck accessories, and, to a lesser extent, precision machined components and packaging products. The Company expects to complete an Exchange Offer by early next week to extend the maturity of its $85 million Senior Notes from 5/15/04 to 5/15/07. As a result of the recessionary environment, the Company implemented cost cutting and performance improvement programs at all of its subsidiaries and liquidated operations that were responsible for $6.0 MM of 2002 losses, In the first four months of 2003, the Company has generated $11.7 million in EBITDA compared to $6.8 million for the same period last year.

Sales 2002 $331MM $148MM Nation's Largest Truck Body Manufacturer Leading Manufacturer of Pickup Truck Accessories Precision Engineered Components and Packaging Products $129MM $54MM Morgan Corporation Specialty Manufacturing Group Truck Accessories Group

1999 2000 2001 2002 2003 4 MO Ending 4/30 155.39 166.27 138.9 117.9 135.9 EBITDA ($MM) Sales ($MM) $155.4 $166.3 $138.9 $117.9 Consolidated Financial Performance April Year to Date $135.9 1999 2000 2001 2002 2003 4 MO Ending 4/30 12.6 13.3 12.5 6.8 11.7 $12.6 $13.3 $12.5 $6.8 $11.7

1999 2000 2001 2002 2003 Employees 3256 3588 2948 2607 2655 EBIT/Employee 2900 2700 3100 1300 3300 Employee Headcount and EBIT per Employee April Year To Date

Nation's largest manufacturer of truck bodies 7 Manufacturing Plants 8 Parts and Service Facilities Market share leader 53% of the dry freight van market 46% of the refrigerated van market Primary Supplier of Penske and Ryder truck bodies 2001 Penske Supplier of the Year Low cost producer Exceeded only major national competitor in operating margin for the fiscal year ending 12/31/02 New product and program introductions Husky body Refrigerated pup trailer Parcel Van OEM programs Morgan Corporation

Morgan Morgantown, PA Morgan Riverside, CA Morgan Ephrata, PA Morgan* Denver, CO Morgan Janesville, WI Morgan* Tampa, FL Morgan Ehrenberg, AZ Morgan Corsicana, TX Morgan* Atlanta, GA Morgan Rydal, GA Morgan Corporation * Service only

2000 2001 2002 2003 Class 5-7 Chassis Sales by Month 17413 20365 22947 21668 21656 24206 17916 20986 17296 17953 15250 15482 16390 16225 18713 16367 20352 18649 15741 17860 14108 19100 12969 12907 13450 13068 14384 18522 19775 16215 14478 16503 16151 16721 13151 14202 12772 15277 17013 16809 U.S. Industry-wide Class 5-7 Chassis Unit Sales Morgan Corporation

Morgan Corporation 1999 2000 2001 2002 2003 MORGAN 9.4 6.9 4.3 1.6 6.8 4 MO Ending 4/30 Sales ($MM) 4 MO Ending 4/30 EBITDA ($MM) 1999 2000 2001 2002 2003 4 MO Ending 4/30 95.8 96.3 73.8 52.2 75.3 Decline in revenue in 2002 due to severe down-turn in truck market Morgan's YTD 2003 sales have increased 44% on a modest increase in chassis sales High value producer - continuing to take commercial fleet market share Significant cost-cutting has resulted in a 23% incremental EBIT YTD 2003 Seven fold increase in EBIT per employee to $5,100 from $700 $40.5 backlog as of 4/30/03, as compared to $35.7 MM in the same period last year $95.8 $96.3 $73.8 $52.2 $75.3 $9.4 $6.9 $4.3 $1.6 $6.8

Truck Accessories Group Three major brand manufacturers of pickup truck caps and tonneau covers and a regional distribution operation Market share leader in caps & tonneau covers 33 percent market share Four manufacturing facilities in the U.S., Two in Canada Leer: largest volume manufacturer and recognized as the leading brand Century: strong secondary national brand Raider: leading Canadian manufacturer

Distribution Clackamas, OR Century Elkhart, IN Leer West Woodlands, CA TAG Corp./Leer Midwest Elkhart, IN Raider Industries Drinkwater, SK Raider Industries Moose Jaw, SK Leer East/Distribution Milton, PA Distribution Tulsa, OK Distribution Houston, TX Baton Rouge, LA Truck Accessories Group

Truck Accessories Group 1999 2000 2001 2002 2003 TAG 2.2 3.4 4.5 4.3 4 4 MO Ending 4/30 Sales ($MM) 4 MO Ending 4/30 EBITDA ($MM) 1999 2000 2001 2002 2003 TAG 40.9 44.6 41.5 46.3 42.5 2003 strategy to increase market share in a declining pickup truck sales market and improve productivity with cost outs Leer, Century and Raider increased 2002 sales volume above the prior year Headcount reduction of 12% in 2003 with a 29% reduction in SG&A headcount, eliminating $1.0 MM in cost Management restructuring with increased operational responsibility assumed by regional management Sold loss making Gem Top operations and Houston retail store 2003 YTD sales per employee have increased 4% and EBIT per employee 12% over the 2002 period $40.9 $44.6 $41.5 $46.6 42.5 $2.2 $3.4 $4.5 $4.3 $4.0

MIC (Brenham, TX) High value added precision machining and fabrication 75% for oil field service companies (Schlumberger, Halliburton) 25% other markets (Wyman Gordon, Applied Power) Universal Brixius (Milwaukee, WI) High volume machining of castings and hydraulic control components Customer supplied castings (Kohler engines) Fluid power controls and industrial components (Eaton, Parker Hannifin) EFP (Elkhart, IN - Decatur, AL - Nashville, TN) Custom molded and fabricated polymer based products Product packaging (Toshiba, Haworth, Thomas) Transportation sector (GM, Dura) OEM components (GE Appliances) Lost foam casting Citation (Chrysler) Specialty Manufacturing Group

EFP Corp Gordonsville, TN EFP Corp. Elkhart, IN MIC Group Brenham, TX EFP Corp Decatur, AL Universal Brixius, Inc. Milwaukee, WI EFP Corp Nashville, TN Specialty Manufacturing Group

1999 2000 2001 2002 2003 SMG 2 4.4 4.6 2.7 1.9 4 MO Ending 4/30 Sales ($MM) 4 MO Ending 4/30 EBITDA ($MM) 1999 2000 2001 2002 2003 SMG 18.7 25.3 23.6 19.3 18.1 Decline in rig-count, economic recession adversely affected companies April YTD 2003 improvement in rig count and oil related sales. Oil related sales increased $0.5 MM or 12% Current backlog $19.3 MM vs. $16.8 MM at the same period last year Specialty Manufacturing Group $18.7 $25.3 $23.6 $19.3 $18.1 $2.0 $4.4 $4.6 $2.7 $1.9

1998 1999 2000 2001 2002 Q1 87.327 109.406 116.406 95.006 79.678 Q2 104.183 123.82 132.976 102.833 97.608 Q3 93.569 105.83 107.416 86.151 78.388 Q4 84.769 91.152 70.346 78.575 75.31 EBITDA ($MM) Sales ($MM) $369.8 $430.2 $427.1 $362.6 Consolidated Financial Performance By Quarter $331.0 1998 1999 2000 2001 2002 Q1 4.493 8.003 8.332 6.973 2.998 Q2 7.045 10.733 12.425 9.818 7.657 Q3 4.81 7.574 6.268 6.773 2.519 Q4 0.897 7.997 3.185 4.999 1.739 $17.1 $34.3 $30.2 $28.6 $15.0

1999 2000 2001 2002 2003 Morgan 65.5 66.8 49.6 33.3 47.2 TAG 29.9 32.4 28.3 32.6 29.5 SMG 14 17.3 17.1 13.8 13.4 EBIT ($MM) Sales ($MM) $109.4 $116.4 $95.0 $79.7 Consolidated First Quarter Performance By Subsidiary $89.9 1998 1999 2000 2001 2002 Morgan 5.2 3.8 1.1 -0.8 2.7 TAG 0.3 0.9 1.6 1.8 1.6 SMG 0.9 2.1 2.6 1 0.6 Parent -0.8 -1 -0.7 -1.4 -0.8 $5.6 $5.8 $4.6 $0.5 $4.2

2002/2003 Strategic Successes John Poindexter assumed President role in addition to CEO responsibilities Sold three loss making operations with $5.4MM of losses included in discontinued operations in 2002 Completed the shut down of one loss making division that lost $0.5MM in 2002 and $4.3MM in 2001 Closed two plants that were excess to capacity realizing proceeds of $0.9MM from the sale of one of them Retained key management at all operating companies Reduction in corporate staff and office costs will result in annual savings of $1.0 MM in 2003 Improved liquidity in 2003 through working capital control

EBITDA, Interest Expense, Cap-Ex and Average Revolver Debt with (X) or EBITDA/Interest YTD April 30 1999 2000 2001 2002 2003 Cap-Ex 2.7 5.1 3.1 2.3 1.3 Interest 5 4.9 4.7 4.3 4.8 EBITDA 12.6 13.3 12.5 6.8 11.7 Average revolver borrowings 21.4 26.3 20 12.5 16.8 2.5x 2.8x 2.7x 1.6x 2.4x

Liquidity and Availability Total funded debt of $100.7 MM versus $102.6 MM a year ago Current Revolving Credit Availability of $20.5 MM (post coupon) Days sales open at 4/30 25 days compared to 27 a year ago Inventory turns are approximately 13 compared to 11 at this time last year Days payable open remain in the low 20's as the Company continues to take advantage of economic discounts

Conclusion The Company's primary subsidiaries represent market leading transportation related manufacturing companies. Despite operations significantly affected by severe recession, JBPCO brands gaining market share in core markets. Numerous profit improvement actions successfully taken. Divestiture of non-core and unprofitable subsidiaries completed. Significant current liquidity. April YTD 2003 results on track. Sales of $135.9 MM and EBITDA of $11.7 MM versus sales of $117.9 MM and EBITDA of $6.7 MM in the comparable period 2002. Outlook does not contemplate substantial economic recovery; profit gains achieved through additional market share and cost cutting measures.

Reconciliation of Non-GAAP Measures to GAAP Measures